COCHRAN #1 WELL
AND
GREATER GARWOOD PROSPECT
RESERVOIR EVALUATION

COACH CAPITAL LLC

DECEMBER, 2009

REPORT PREPARATION

The engineering professional responsible for the preparation of this report, which is entitled " COCHRAN #1 WELL AND GREATER GARWOOD PROSPECT RESERVOIR EVALUATION" is:

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Exploration & Development Scenarios

The current status of the Greater Garwood Prospect is characterized by a single producing gas well and two separate parcels of land holdings, where the rights for the exploration and production of gas have been secured. These land holdings are labeled North Lands and South Lands and are shown on the map below.

This report provides an update on the pr ogress and developments of Cochran #1, the first exploration well drilled by El Paso Exploration and Production Company (El Paso) in the Greater Garwood Prospect; as well as the potential development scenarios going forward.  The discussions are based on three main value assets in the Greater Garwood Prospect; whereby, Coach Capital LLC (Coach) holds a 14.9% working interest:

1)	The Cochran #1 initial test well currently under production, see map below.

2)
The South Lands: The south land area potentially contains 264 acres of gas reserves, as mapped by El Paso. The Cochran #1 well that is on production is located here. The Cochran #1 tested water from the deeper horizons and produces gas from the middle horizons.

3)
The North Lands: The north land area potentially contains 495 acres of gas reserves.  Geological mapping by El Paso suggest the deeper horizons in the north land may be gas bearing, as indicated by seismic surveys. The deeper horizons combined with the gas bearing middle horizons that are analogous to the South Lands, may accumulate to a significant exploration discovery.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Four main scenarios exist for the development of the Greater Garwood prospect. The scenarios are presented in an execution order to reduce capital investment and risk.

Scenario #1 — Cochran #1 Existing Status

Description:

For Scenario #1 the Cochran #1 well was evaluated as a stand alone entity; whereby, the value of the Cochran #1 well in its current state is addressed.  Currently, the Cochran #1 well is producing gas from the Wilcox Horizon.  As of June 23, 2009 the Cochran #1 well has produced a cumulative 0.465 bcf of raw gas, and 7,387 b bls of associated natural gas liquids.

Outlook:

1)
Continued production from the Cochran #1 well, with the view to optimize operations by reducing OP EX and the Texas State Tax.  The statements provided by El Paso for the production months December 2008 to April 2009; indicate that the well is subject to the maximum Texas State Severance Tax of 7.5% on sales gas and 4.6 % on the associated natural gas liquids. However, this well is clearly eligible for the High Cost Gas Exemption or Reduced Tax Rate (form number AP-180). Approval of the High Cost Gas Exemption or Reduced Tax Rate would result in the removal of the Texas State Severance Tax of 7.5% on sales gas, for 120 months or until 50% of the drilling and  completion costs of the well are recovered by the tax credit.

2)	NPV (10%) = $1,288,000 with 0.28 bcf of marketable gas reserves (P90 - Producing).

Property Greater Garwood. Cochran #1 COACH CAPITAL LLC

Scenario #3 — North Land Exploration Program

Description:

Scenario #3 is centered on the exploration drilling in the North Lands with a potential multi-zone opportunity. Future exploration drilling results from the production zones analogous to the Cochran #1 well will provide additional data to aid in the development of the South Lands.  Opportunity for large NPV increases and lowers risk in the South Lands development.

Outlook:

1)
This is El Paso's proposal for development of the Greater Garwood Prospect. The planned well is labeled as Coyle #1. and requires partner review and approval.  Test well position and timeline may be adjusted, as per El Paso's operations.

2)	Net Drilling and Completion Capital = $5,960,000

3)	NPV (10%) = $20,037,000 with 5.49 bcf of marketable gas reserves (P10 — Possible).

December 22, 2009

Property Greater Garwood, Cochran #1 COACH CAPITAL LLC

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Scenario #4 — South Land Development Program

Description:

Development drilling in the South Lands with a re-completion of the Cochran #1 well. Risk exposure is high, as the proposed South Land development wells may not achieve projected gas production targets; and may be analogous to the current Cochran #1 production data; resulting in unfavorable economics.

Outlook:

1)	Net Drilling and Completion Capital = $3,576,000

2)	NPV (10%) = $7,974,000 with 2.33 bcf of marketable gas reserves (P10 — Possible).

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Summary of Reserves and Values

	P90	P90
	Producing	Proved	P50	P10

COCHRAN #1 WELL

Marketable Gas (bcf)

Gross Lease	2.52 bcf	3.29 bcf	5.11 bcf	6.71 bcf

Total Company Interest (WI=14.9%)	0.38 bcf	0.49 bcf	0.76 bcf	1.00 bcf

Net After Royalty	0.28 bcf	0.37 bcf	0.57 bcf	0.75 bcf

Marketable Natural Gas Liquids (mbbl)

Gross Lease	48.7 mbbl	63.7 mbbl	98.9 mbbl	129.9 mbbl

Total Company Interest (WI=14.9%)	7.3 mbbl	9.5 mbbl	14.7 mbbl	19.4 mbbl

Net After Royalty	5.4 mbbl	7.1 mbbi	11.1 mbbl	14.5 mbbl

BEFORE TAX PRESENT VALUE (M$) 15 Years

0%	2,175	2,890	4,692	6,380

5%	1,635	2,126	3,318	4,457

7%	1,479	1,904	2,924	3,911

10%	1,288	1,636	2,449	3,259

12%	1,184	1,490	2,193	2,910

15%	1,056	1,310	1,880	2,485

20%	894	1,085	1,495	1,967

FIRST 6 YEARS BEFORE TAX CASH FLOW (M$) — (Capital Investment Required)

1st Year	307	307	307	307

2nd Year	212	221(75)	313(149)	422(149)

3rd Year	170	323	315	477

4th year	153	292	298(75)	432

5th Year	144	274	379	407

6th Year	143	273	377	404

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

	P90	P90
	Producing	Proved	P50	P10

NORTH LANDS EXPLORATION PROGRAM 13900' Sands & Pinoak Deeper Sands

Raw Gas (bcf)

Gross Lease — Original Gas In-Place (OGIP)				100.4 bcf

Marketable Gas (bcf)

Gross Lease				49.11 bcf

Total Company Interest (W1=14.9%)				7.32 bcf

Net After Royalty				5.49 bcf

Marketable Natural Gas Liquids (rabbi)

Gross Lease				633.7 mbbl

Total Company Interest (WI=14.9%)				94.4 mbbl

Net After Royalty				70.8 mbbi

BEFORE TAX PRESENT VALUE (M$) 15 Years

0%				40,497
5%				28,003
7%				24,399
10%				20,037
12%				17,678
15%				14,772
20%				11,173

FIRST 6 YEARS BEFORE TAX CASH FLOW (M$) - (Capital Investment Required)

1st Year				n/a
2nd Year				480(2,980)
3rd Year				3,380(2,980)
4th year				4,717
5th Year				3,887
6th Year				3,629

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Recommendations

South Lands

The South Lands P90 economics results are not sufficient to justify further investment activity or development of the undrilled land holdings at this time.  Potential gas reserves are large enough, however the deliverability or production capability of the well is not able to generate cash flows to meet economic targets.  Improvement in the production capacity of the Cochran #1 well would not only improve the P90 numbers but would allow for the exploitation and development of the undrilled land holdings.

Recommendations for the South Lands are to evaluate and propose a recompletion of the zones contained in the perforations at 13880' — 13896' and 13924' — 139 54'.  Ultimately, a successful recompletion would lower risk exposure and open the door for further develop of the undrilled land holdings within the South Lands.  Well data and reports suggest that a potential recompletion, with risk, is an option for the well.  This recompletion risk should be utilized in the economic opportunity of the entire project.

North Lands

The North Lands contain no existing wellbores penetrating the mapped gas pools.  There is an existing well drilled by EnCana down to 15,700' just south of the mapped gas pool.  This well's data should be obtained and evaluated prior to any development in the North Lands. El Paso has indicated a potential drilling location, labeled Coyle #1.  This well appears to be positioned on the structure apex of the lower Wilcox mapped gas pool.  However, on the El Paso mapping of the upper Wilcox sands (productive in the South Lands), this potential drilling location is not within the upper Wilcox mapped gas pool.

It is recommended that a future drilling location in the North Lands be located on an optimal position in both mapped gas pools.  Economics of the combined production from both potential pools would meet current economic targets.  Drilling of the North Lands is not contingent on the South Lands economics as the deeper Wilcox horizons are projected to be gas productive.

However, possible North Lands flow test results in the up-hole 13900' Sands could lower the risk in the future development in the South Lands.  Therefore, North Lands development is recommended to be implemented prior to continued South Lands development.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Introduction

On June 22nd, 2009 a review and data gathering was conducted at El Paso Exploration & Production Company's (El Paso) office regarding the Cochran #1 well, located in Colorado County, Texas. Meetings were held with El Paso's staff regarding the above well and all related data to the project containing this well.  The project play is the exploration and production of gas from the Wilcox formation and is referred to Greater Garwood (Garwood).  It is comprised of two land parcels, North Lands and South Lands, as per the geological mapping in Figure 1.0 and is the land areas shaded in yellow on the maps.

During this review the following El Paso staff where present and significantly contributed to this evaluation: Peter Lascelles (Advisor, Geologist), Joy J. Blevins (Senior Staff Production Engineer), Joshua M. Williams (Landman), Wendy Campos (Landman), Jacob B. Norris (Reservoir Engineer), and Zachary Hart (Senior Reservoir Engineer).

El Paso's "Cochran #1 Wellfile" was duplicated along with the Project file.  Duplicate copies of all available well logs were also obtained. El Paso confidential material, area geological mapping, was only permitted to be traced.  All production records from the Cochran #1 well; this includes daily gas, oil, water, and tubing pressure data were gathered digitally.

El Paso was very accommodating and helpful in the review and data gathering.

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Geology & Geophysics

The initial geological model, as presented by El Paso, is an alluvial fan deposit of Middle and Lower Wilcox geological age; within a faulted environment that provides the trapping mechanism.  El Paso presented two geological maps on prospect horizons and they were reproduced in their entirety, see Figure 1.0 and 2.0.  The first geological map is the Pinoak — Sandy Creek Prospect (Pinoak), which maps the deeper Wilcox Horizon within the Garwood Play.  The second geological map is the 13900' Sand Horizon, which is the current producing horizon within the Cochran #1 well.

Pinoak Sand Map — Deeper Wilcox Horizon

The Pinoak Sand Map, the deeper Wilcox Horizon within the Garwood Play, is the map of the prospect's original primary gas target.  On this map is the rendering of seismic data as pertaining to: (1) Deep Wilcox sand structure, (2) Reservoir compartmental area, (3) 160 and 80 ms envelopes.  The deep Wilcox sand structure is shown on Figure 1.0 to gradually increase from the southwest to the northeast with the structural attic residing within the North Lands.  The main reservoir compartment is also shown on Figure 1.0 as the area within the two main fault lines that run the length of the field.  The 160 and 80 ms contoured lines define the envelopes that are projected to contain the best quality of reservoir rock; these areas are defined in the geological model as the high energy alluvial fan deposition pathways.

It was anticipated that the reservoir rock quality was the main concern in the original exploration well "Cochran #1"; therefore the well was position in the high energy deposition pathway of the 160 ms geo-body.  The structural depth position was originally not an important concern as was the rock quality and the well was subsequently positioned down-dip from the structural attic. However, the drilling results from Cochran #1 confirmed that the structural depth in the down- dip portion of the field is the main drilling concern, with reservoir rock quality a minor risk.

During the drilling of Cochran #1, zones within the deeper Wilcox Horizon cumulating over 500 ft thick were intersected that greatly exceeded original rock quality expectations.  Unfortunately, these zones were water bearing and therefore not charged with gas; had that not been the case, Cochran #1  would be classified as a significant discovery.  However, 1.5 miles northeast from Cochran #1 are the North Lands; where the deeper Wilcox Horizon are structural up-dip and projected to be gas bearing as El Paso's seismic interpretation indicates.  The North Lands are projected to have slightly lower rock quality when compared to the South Lands, as the North Lands reside outside the 160 ms geo-body but within the 80 ms geo-body. However, the quality of the horizons encountered in the South lands surpassed the original projections, and a quality reduction in the North Lands is an acceptable risk.

13900' Sand Horizon Map — Middle Wilcox Horizon

The 13900' Sand Horizon Map, labeled as the middle Wilcox Horizon within the Garwood Play, is the current producing horizon within the Cochran #1 well.  On this map (Figure 2.0) is El Paso's interpretation of the Middle Wilcox 13900' sand structure, along with the perceived water line (blue dashed line).

The South Lands, for this evaluation, only contain potential reserves in the 13900' Sands, which are currently on production. The North Lands are projected by El Paso to contain reserves in both the 13900' Sands and the deeper Wilcox Horizon.

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COACH CAPITAL LLC
Pinoak - Sandy Creek Prospect
Greater Garwood Prospect
Colorado County, Texas
Garwood Structure
Miles
Coach Land Holdings
Proposed Well (2010)
Coyle #1
Shale Out Area
North Lands
Graceland
Greater Garwood
Cochran #1
South Lands
Coach Producing Gas Well
13900' Sand Zone
Shale Out Area
Shale Out Area
80 ms
80 ms
80 ms
80 ms
80 ms
160 ms
160 ms
160 ms
160 ms

Figure 1.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COACH CAPITAL LLC
13900' Sand
Greater Garwood Prospect
Colorado County, Texas
Garwood Structure
Miles
Coach Land Holdings
Proposed Well (2010)
Lower Wilcox Formation
Coyle #1
North Lands
Graceland
Greater Garwood
Proposed Wells (2010)
Middle Wilcox Formation
Coach Producing Gas Well
Middle Wilcox Formation
Cochran #1
South Lands

Figure 2.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Reservoir Engineering

The objective of the Reservoir Engineering section of this report is to establish estimates of the potential gas reserves for the North Lands, South Lands and the Cochran #1 well. Additionally, a review of the Cochran #1 well was conducted to examine the current completion and production results to date.

Reserves Evaluation

Reserve values were engineered by two methods, (1) volumetric analysis, and (2) production decline analysis. Whereby, production decline was used for the determining the recoverable reserve potential (RGIP recoverable gas in-place); but the results had to honour the volumetric results which estimate the in-place reserve potential (OGIP original gas in-place).  Tables 1.0 — 5.0 contain the volumetric analysis and production decline analysis for OGIP and RGIP.

Volumetric Analysis

The openhole well logs were evaluated in the Cochran #1 well to assign volumetric gas reserves for the completion stages perforated in the wellbore.  Volumetric drainage areas varied for the Cochran #1, as pertaining to different reserve classifications, see "Reserve Classification — section of this report". The openhole well logs, mud logs, completion reports, and production logs are enclosed in Appendix 1.0.

The 13900' Sand Horizon map and the Pinoak Sand map were planimetered to obtain the total pool areal extent under company lands.

Production Decline Analysis & Forecast

P90 — Reserves

A harmonic production decline was matched to Cochran #1 historical production data, and then utilized to forecast the developed producing gas reserves.  Additional undeveloped reserves are quantified by improved depletion with the installation of a compressor.  See Figures 3.0 — 4.0 and Table 6.0

P50 — Reserves

The review of the Cochran #1 completion reports, mud logs, openhole well logs and the production logging indicate the perforations at 13880' — 13896' may require a recompletion.  This additional reserve development plus the P90 reserves quantifies the P50 reserves.  The gas productivity was determined by additional phi-h on the harmonic decline. See Figures 5.0 — 6.0 and Table 6.0.

 P10 — Reserves

The review of the Cochran #1 completion reports, mud logs, openhole well logs and the production logging indicate the perforations at 13880' — 13896' may require a recompletion and frac.  This additional reserve development plus the P90 reserves quantifies the P10 reserves.  The gas productivity was determined by additional phi-h on the decline plus a (-) skin value.  Total Horizon reserves are determined by the number of Cochran #1 type wells the lease can contain under a given well spacing.  See Figures 7.0 — 10.0 and Table 6.0.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Cochran #1 Well — Completion & Production Review

The South Lands contain the Cochran #1 Well that is currently on production, see Table 6.0 for historical production values.  This well's historical production rates allow for a predictable production forecast.  A harmonic production decline was matched to Cochran #1 historical production data, and then utilized to forecast the developed producing gas reserves and production rates.  As of June 23, 2009 the Cochran #1 well has produced a cumulative 0.465 bcf of raw gas, and 7,387 bbls of associated natural gas liquids. The produced gas has an associated natural gas liquids production of 18 bbls per mmcf of raw gas.  Water production has stabilized at 111 bbls per mmcf of raw gas, whereby 28,777 bbls of cumulative water has been produced.  See Figure 3.0 & 4.0 for historical production

The well's production has also been measured downhole at the perforation level; the results indicate that 81.5% of the gas production originates from only 27% of the perforated zone.  The results clearly show the majority of the gas production originates from the perforations at 13924' — 13954'.  The perforations up hole at 13880' — 13896' contain an additional 16.3% of the well's gas production, as measured.  Cumulative these two perforation intervals account for 97.8% of the well's gas production.

However, all the other measured data on these two perforation intervals indicates that the up-hole perforations at 13880' — 13896' have more potential than the results from the production survey. Firstly; the well's mud logs (geological samples & drilling gas measurements) depth corrected to the openhole well logs, indicate that the perforations at 13880' — 13896' have the most significant gas show in the well, This gas show from the up-hole perforations at 13880' — 13896' is significantly greater than perforations at 13924' — 13954', see Appendix 1.0.

Secondly, the openhole well logs also indicate the up hole perforations at 13880' — 13896' are comparable to the lower perforations at 13924' — 13954'.  Porosity measurements from the neutron and density logs indicate similar porosity between both the upper and lower perforations.  The induction logs measurements also have comparable results between upper and lower perforations.  The only openhole log differences are minor, with a reduction in total pay thickness and gamma ray response in the upper perforations.  Most importantly, the openhole log results for filter cake build-up, which is a direct measurement of permeability, clearly shows a response in the upper perforations equal to the lower perforations, see Appendix 1.0.

The completion of the perforations at 13880' — 13896' and 13924' — 1395 4' where frac stimulated together with a 194,704# 20/40 Hyperprop frac program.  A drillable bridge plug and 15' of cement was placed at 13855' after the frac stimulation and flow back.  This was necessary in order to perforate addition zones further up-hole at 13781' — 13794, and isolate the zones below.  The completion program involved staged frac stimulation of different zones with in the wellbore.  With the final procedure of removing all the bridge plugs and cement that isolated each stage of the completion program.

It was documented in the drilling reports that the cement placed at 13855', just above the perforations at 13880' — 13896' was not seen or observed when the removal of it was conducted.  The bridge plug w as accounted for but not the cement, the original placement of the cement was confirmed in drilling reports.  There is risk to suggest the cement may have been lost into the perforations at 13880' — 13896', causing damage to the zone.  Bleed off and pressure test procedures for plug setting were per industry standards, suggesting placement isolation.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Reserves Classification

The following definitions form the basis of the classification of reserves and values presented in this report. They have been prepared by the Standing Committee on Reserves Definitions of the Petroleum Society of the CIM, incorporated in the Society of Petroleum Engineers — Canadian Oil and Gas Evaluation Handbook (COGE Handbook) and specified by National Instrument 51-101 (NI 51-101).

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward; based on: (1) the analysis of drilling, geological, geophysical, engineering and other pertaining data, (2) established current technology, (3) specified reasonable economic conditions, and (4) a maximum remaining reserve life of 50 years.

Reserve estimates are classified into three distinct categories according to the degree of certainty.  Reserves estimated by deterministic or probabilistic methods, whether comprised of a single reserves entity or an aggregate estimate for multiple entities, should target the P90, P50, P10 levels of certainty.

1.     Proved Reserves — P90

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable.  It is likely that the actual remaining quantities recovered w ill exceed the estimated proved reserves.  There is a 90% probability that at least the estimated proved reserves will be recovered. Industry standard naming conventions for this reserve group are as follows: Proved Reserves, 1P Reserves, or P90 Reserves.

2.     Proved plus Probable Reserves — P50

Proved plus probable reserves are those reserves that can be estimated with a degree of certainty relative to the most likely deterministic estimate".  It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.  There is a 50% probability that at least the sum of the estimated proved reserves plus probable reserves will be recovered. Industry standard naming conventions for this reserve group are as follows:  Proved plus Probable Reserves, 2P Reserves, or P50 Reserves.

3.     Proved plus Probable plus Possible Reserves — P10

Proved plus probable plus possible reserves are those reserves that can be estimated with a low degree of certainty to be recoverable, but attainable given the associated data. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus probable reserves. There is a 10% probability that at least the sum of the estimated proved reserves plus probable reserves plus possible reserves will be recovered. Industry standard naming conventions for this reserve group are as follows: Proved plus Probable plus Possible Reserves, 3P Reserves, or P10 Reserves.

Other criteria that must also be met for the categorization of reserves are provided in Section 5.5 of the COGE Handbook.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

The quantitative measure of the probability associated with a reserves estimate is generated only when a probabilistic estimated is conducted.  The majority of reserve estimates will be performed using deterministic methods that do not provide a quantitative measure of the probability.  In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 of the COGE Handbook.  Whether deterministic or probabilistic methods are used, evaluators are expressing t heir professional judgment as to what are reasonable estimates.

Each of the reserves categories (P90, P50, and P 10) may be divided into developed or undeveloped reserve categories. With developed reserves further subdivided into producing and non-producing categories.

i.   Developed Reserves

Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities, with minor to null capital expenditures.  The developed category may be subdivided into producing and non-producing.

a)  Developed Producing Reserves

Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate.  These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

b)  Developed Non-Producing Reserves

Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut-in, and the date of resumption of production is unknown.

ii)   Undeveloped Reserves

Undeveloped reserves are those reserves that are expected to be recovered from known accumulations where a significant capital expenditure is required to render them capable of production.  They must be respective to the reserves classifications (P90, P50, and P10) which they are assigned.

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Oil & Gas Reserves

GREATER GARWOOD FIELD
NORTH LANDS & SOUTH LANDS
P10 Original Gas In-Place 13900' Sand Horizon

Dated: August 17, 2009
COLORADO CO, TX

	South Lands		North Lands		Pool		Total
Stage Number	2A	2B	2A	2B	2A	2B	Pool
Perf Top	13880	13924	13880	13924	13880	13924
Perf Bottom	13896	13927	13896	13927	13896	13927
Net Interval	16	3	16	3	16	3
Perf Top		13932		13932		13932
Perf Bottom		13937		13937		13937
Net Interval	0	5	0	5	0	5
Perf Top		13940		13940		13940
Perf Bottom		13954		13954		13954
Net Interval	0	14	0	14	0	14
Perf Top
Perf Bottom
Net Interval	0	0	0	0	0	0
Perf Top
Perf Bottom
Net Interval	0	0	0	0	0	0

Porosity"	0.16	0.17	0.16	0.17	0.16	0.17
Sw	0.25	0.25	0.25	0.25	0.25	0.27
Area (acre)	263.8	263.8	495.3	495.3	1477.82	1477.82
Net Pay (Perfed - ft)	16	22	16	22	16	22
Bgi (scf/rcf)	352	352	352	352	352	352

OGIP (perfed)	7.8 bcf	11.3 bcf	14.6 bcf	21.3 bcf	43.5 bcf	63.6 bcf	107.1 bcf
RGIP 15 year cutoff	5.4 bcf	7.9 bcf	10.2 bcf	14.9 bcf	30.5 bcf	44.5 bcf	74.9 bcf
Recovery Factor (%)	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%

A - Porosity was determined from the Density log with a zero porosity baseline determined from surrounding lithology.

	South Lands		North Lands		Pool		Total
Stage Number	2A	2B	2A	2B	2A	2B	Pool
Net Pay (Resistivity -ft) [c]	18	30	18	30	18	30
OGIP P10	8.7 bcf	15.5 bcf	16.4 bcf	29.0 bcf	48.9 bcf	86.7 bcf	135.6 bcf
RGIP 15 year cutoff	5.2 bcf	9.3 bcf	9.8 bcf	17.4 bcf	29.4 bcf	52.0 bcf	81.4 bcf
Recovery Factor (%)	60.0%	60.0%	60.0%	60.0%	60.0%	60.0%	60.0%

Net Pay (Resistivity -ft) [c]	18	30	18	30	18	30
OGIP P10	8.7 bcf	15.5 bcf	16.4 bcf	29.0 bcf	48.9 bcf	86.7 bcf	135.6 bcf
RGIP 15 year cutoff - With Compression	6.1 bcf	10.8 bcf	11.5 bcf	20.3 bcf	34.3 bcf	60.7 bcf	94.9 bcf
Recovery Factor (%)	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%

C - The net pay was determined from the response of the resistivity log response, as the vertical resolution and depth measurement provide a good resolution of the zone.

Table 1.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

GREATER GARWOOD FIELD
NORTH LANDS & SOUTH LANDS
P10 Original Gas In-Place - Deep Wilcox Pinoak Sand Horizon

Dated: August 17, 2009
COLORADO CO, TX

	South Lands	North Lands
Stage Number	Lower Wilcox	Lower Wilcox			Total
Perf Top	14550	14550
Perf Bottom
Net Interval	10	10	0	0
Perf Top	14750	14750
Perf Bottom
Net Interval	10	10	0	0
Perf Top	14800	14800
Perf Bottom
Net Interval	20	20	0	0
Perf Top
Perf Bottom
Net Interval	0	0	0	0
Perf Top
Perf Bottom
Net Interval	0	0	0	0

Porosity A	0.15	0.15
Sw	1	0.25
Area (acre)	0	721.7
Net Pay (Perfed - ft)	40	40	0	0
Bgi (scf/rcf)	388	388

OGIP	0.0 bcf	54.9 bcf	0.0 bcf	0.0 bcf	54.9 bcf
RGIP 15 year cutoff					38.4 bcf
Recovery Factor (%)					70.0%

A - Porosity was determined from the Density log with a zero porosity baseline determined from surrounding lithology.

Table 2.0

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL
SOUTH LANDS
P90 Original Gas In-Place
Dated: August 17, 2009
COLORADO CO, TX

Stage Number	1A	1B	2A	2A Developed	2B Developed	3 Developed	Total Developed ,
Perf Top	16600	16666	13880	13880	13924	13781
Perf Bottom	16616	16672	13896	13896	13927	13784
Net Interval	16	6	16	16	3	3
Perf Top	16620	16676			13932	13791
Perf Bottom	16623	16679			13937	13805
Net Interval	3	3	0	0	5	14
Pef Top	16626	16681			13940	13808
Perf Bottom	16628	16684			13954	13812
Net Interval	2	3	0	0	14	4
Perf Tap	16632	16686
Pert Bottom	16636	16697
Net Interval	4	11	0	0	0	0
Perf Top		16704
Perf Bottom		16706
Net Interval	0	2	0	0	0	0

PorosityA	0.11	0.11	0.16	0.16	0.17	0.15
Sw	1	1	0.25	0.25	0.25	1
Area (acre)	40	40	60	40	60	40
Net Pay (Perfed - ft)	25	25	16	16	22	21
Bgi (scf/rcf)	388	388	352	352	352	352

OGIP (perfed)	0.0 bcf	0.0 bcf	1.8 bcf	1.2 bcf	2.6 bcf	0.0 bcf	3.8 bcf
RGIP (Production Decline) 15 year cutoff				0.8 bcf	1.9 bcf		2.7 bcf
Recovery Factor (%)				72.0%	72.0%		72.1%

A - Porosity was determined from the Density log with a zero porosity baseline determined from surrounding lithology.

Stage Number	1A	1B	2A	2A Developed	2B Developed	3 Developed	Total Developed
Net Pay (Resistivity -ft) [c]	32	40	18	18	30	21
OGIP P90	0.0 bcf	0.0 bcf	2.0 bcf	1.3 bcf	3.5 bcf	0.0 bcf	4.8 bcf
RGIP (Production Decline) 15 year cutoff				0.7 bcf	2.0 bcf		2.7 bcf
Recovery Factor (%l				56.0%	56.0%		55.9%

Net Pay (Resistivity - ft)	32	40	18	18	30	21
OGIP P90	0.0 bcf	0.0 bcf	2.0 bcf	1.3 bcf	3.5 bcf	0.0 bcf	4.8 bcf
RGIP (Production Decline) 15 year cutoff - Compression				1.0 bcf	2.6 bcf		3.5 bcf
Recovery Factor (%)				73.0%	73.0%		73.1%

C - The net pay was determined from the response of the resistivity og response, as the vertical resolution and depth measurement provide a good resolution of the zone.

Table 3.0

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL
SOUTH LANDS
P50 Original Gas In-Place

Dated: August 17, 2009
COLORADO CO, TX

Stage Number	1A	1B	2A P + PUD	2B Developed	3 Developed	Total Developed
Perf Top	16600	16666	13880	13924	13781
Perf Bottom	16616	16672	13896	13927	13784
Net Interval	16	6	16	3	3
Perf Top	16620	16676		13932	13791
Perf Bottom	16623	16679		13937	13805
Net Interval	3	3	0	5	14
Perf Top	16626	16681		13940	13808
Perf Bottom	16628	16684		13954	13812
Net Interval	2	3	0	14	4
Perf Top	16632	16686
Perf Bottom	16636	16697
Net Interval	4	11	0	0	0
Perf Top		16704
Perf Bottom		16706				-
Net Interval	0	2	0	0	0

Porosity"	0.11	0.11	0.16	0.17	0.15
Sw	1	1	0.25	0.25	1
Area (acre)	40	40	80	80	40
Net Pay (Perred - ft)	25	25	16	22	21
Bgi (scf/rcf)	388	388	352	352	352

OGIP (perfed)	0.0 bcf	0.0 bcf	2.4 bcf	3.4 bcf	0.0 bcf	5.8 bcf
RGIP (Production Decline) 15 year cutoff			1.8 bcf	2.6 bcf		4.4 bcf
Recovery Factor (%)			76.0%	76.0%		76.1%

A - Porosity was determined from the Density log with a zero porosity baseline determined from surrounding lithology.

Stage Number	IA	1B	2A P + PUD	28 Developed	3 Developed	Total Developed
Net Pay (Resistivity -ft) ''	32	40	18	30	21
OGIP P50	0.0 bcf	0_0 bcf	2.6 bcf	4.7 bcf	0.0 bcf	7.3 bcf
RGIP (Production Decline) 15 year cutoff			1.6 bcf	2.8 bcf		4.4 bcf
Recovery Factor (%)			60.0%	60.0%		60.1%

Net Pay (Resistivity -ft) C	32	40	18	30	21
OGIP P50	0.0 bcf	0.0 bcf	2.6 bcf	4.7 bcf	0.0 bcf	7.3 bcf
RGIP (Production Decline) 15 year cutoff - Compression			2.0 bcf	3.5 bcf		5.5 bcf
Recovery Factor (%)			75.0%	75.0%		74.9%

C - The net pay was determined from the response of the resistivity log response, as the vertical resolution and depth measurement provide a good resolution of the zone.

Table 4.0	December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL
SOUTH LANDS
P10 Original Gas In-Place

Dated: August 17, 2009
COLORADO CO, TX

Stage Number	1A	1B	2A P + PUD	2B Developed	3 Developed	Total Developed
Perf Top	16600	16666	13880	13924	13781
Perf Bottom	16616	16672	13896	13927	13784
Net Interval	16	6	16	3	3
Perf Top	16620	16676		13932	13791
Perf Bottom	16623	16679		13937	13805
Net Interval	3	3	0	5	14
Perf Top	16626	16681		13940	13808
Perf Bottom	16626	16684		13954	13812
Net Interval	2	3	0	14	4
Perf Top	16632	16686
Perf Bottom	16636	16697
Net Interval	4	11	0	0	0
Perf Top		16704
Perf Bottom		16706
Net Interval	0	2	0	0	0

PorosityA	0.11	0.11	0.16	0.17	0.15
Sw	1	1	0.25	0.25	1
Area (acre)	40	40	120	120	40
Net Pay (Perfed - ft)	25	25	16	22	21
Bgi (scf/rcf)	388	388	352	352	352

OGIP (perfed)	0.0 bcf	0.0 bcf	3.5 bcf	5.2 bcf	0.0 bcf	8.7 bcf
RGIP (Production Decline) 15 year cutoff			2.6 bcf	3.7 bcf		6.3 bcf
Recovery Factor (%)			72.6%	72.5%		72.5%

A - Porosity was determined from the Density log with a zero porosity baseline determined from surrounding lithology.

Stage Number	IA	1B	2A P + PUD	28 Developed	3 Developed	Total Developed
Net Pay (Resistivity -ft)	32	40	18	30	21
OGIP P10	0.0 bcf	0.0 bcf	4.0 bcf	7.0 bcf	0.0 bcf	11.0 bcf
RGIP (Production Decline) 15 year cutoff			2.3 bcf	4.0 bcf		6.3 bcf
Recovery Factor (%)			57.0%	57.0%		57.2%

Net Pay (Resistivity -ft)	32	40	18	30	21
OGIP P10	0.0 bcf	0.0 bcf	4.0 bcf	7.0 bcf	0.0 bcf	11.0 bcf
RGIP (Production Decline) 15 year cutoff - Compression			2.0 bcf	4.6 bcf		7.2 bcf
Recovery Factor (%)			65.6%	65.6%		65.6%

C - The net pay was determined from the response of the resistivity log response, as the vertical resolution and depth measurement provide a good resolution of the zone.

Table 5.0
December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Production Forecasts

Cochran #1
P90 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
Compression Installation
0
365
730
1095
1460
1825
2190
2555
2920
Days
P90 Raw Gas Forecast
P90 Raw Gas Forecast (Compression)
Raw Gas Production History

Cochran #1
P90 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
0
365
730
1095
Days
P90 Raw Gas Forecast
Raw Gas Production History

Figure 3.0 & 4.0

December 22, 2009

Cochran #1
P50 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
Reperf and Frac 13880' - 13940'
Compression Installation
0
365
730
1095
1460
1825
2190
2555
2920
Days
P50 Raw Gas Forecast
P50 Raw Gas Forecast (Compression)
Raw Gas Production History

Cochran #1
P50 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
Reperf and Frac 13880' - 13940'
0
365
730
1095
Days
P50 Raw Gas Forecast
Raw Gas Production History

Figure 5.0 & 6.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Cochran #1
P10 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
Reperf and Frac 13880' - 13940'
Compression Installation
0
365
730
1095
1460
1825
2190
2555
2920
Days
P10 Raw Gas Forecast
P10 Raw Gas Forecast (Compression)
Raw Gas Production History

Cochran #1
P10 Raw Gas Forecast
Gas Rate (mcf/day)
7000
6000
5000
4000
3000
2000
1000
0
Reperf and Frac 13880' - 13940'
0
365
730
1095
Days
P10 Raw Gas Forecast
Raw Gas Production History

Figure 7.0 & 8.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

P10 Cochran South Lands Development
Sales Gas Production Forecast
Raw Gas Rate (mmcf/day)
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
0
60
120
180
Months
Gross Sales Gas Production

P10 Cochran North Lands Development
Sales Gas Production Forecast
Raw Gas Rate (mmcf/day)
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
0
60
120
180
Months
Gross Sales Gas Production

Figure 9.0 & 10.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN # 1 - Production History

Date	Days On Prod	Gas mcf	Rate Water bbls	Oil bbls	Tubing Pressure psig	WGR bbls/mmcf	Ratios CGR bbls/mmcf	Gas bcf	Cumulative Water bbls	Oil bbls
22-Dec-08	1.0	318.2	0.0	0.0	0	0.0	0.0	0.000	0	0
23-Dec-08	1.0	581.6	229.0	0.0	7200	393.7	0.0	0.001	229	0
24-Dec-08	1.0	3949.0	1181.0	0.0	6450	299.1	0.0	0.005	1410	0
25-Dec-08	1.0	5808.4	1188.0	0.0	6200	204.5	0.0	0.011	2598	0
26-Dec-08	1.0	5653.0	961.0	0.0	5700	170.0	0.0	0.016	3559	0
27-Dec-08	1.0	6225.6	944.0	0.0	5350	151.6	0.0	0.023	4503	0
28-Dec-08	1.0	5991.0	850.0	0.0	5210	141.9	0.0	0.029	5353	0
29-Dec-08	1.0	4877.3	575.0	0.0	5050	117.9	0.0	0.033	5928	0
30-Dec-08	1.0	3616.4	508.0	38.3	5142	140.5	10.6	0.037	6436	38
31-Dec-08	1.0	6464.8	342.0	110.0	4450	52.9	17.0	0.043	6778	148
1-Jan-09	1.0	6298.3	334.0	113.3	4298	53.0	18.0	0.050	7112	262
2-Jan-09	1.0	4836.9	305.0	58.3	4358	63.1	12.1	0.055	7417	320
3-Jan-09	1.0	5961.5	321.0	264.5	3889	53.8	44.4	0.061	7738	584
4-Jan-09	1.0	6146.9	305.0	168.1	3766	49.6	27.3	0.067	8043	753
5-Jan-09	1.0	6011.2	301.0	52.5	3455	50.1	8.7	0.073	8344	805
5-Jan-09	1.0	6896.0	301.0	56.7	2935	43.6	8.2	0.080	8645	862
7-Jan-09	1.0	6853.2	274.0	106.9	2678	40.0	15.6	0.086	8919	969
8-Jan-09	1.0	6931.4	301.0	68.3	2191	43.4	9.9	0.093	9220	1037
9-Jan-09	1.0	6318.9	246.0	126.7	2072	38.9	20.0	0.100	9466	1164
10-Jan-09	1.0	6185.0	266.0	124.8	1827	43.0	20.2	0.106	9732	1288
11-Jan-09	1,0	5916.5	268.0	78.3	1729	45.3	13.2	0.112	10000	1367
12-Jan-09	1.0	5752.8	260.0	121.7	1546	45.2	21.1	0.118	10260	1488
13-Jan-09	1.0	5409.3	310.0	118.1	1500	57.3	21.8	0.123	10570	1606
14-Jan-09	1.0	5484.4	270.0	115.0	1205	49.2	21.0	0.128	10840	1721
15-Jan-09	1.0	5244.8	224.0	93.3	1111	42.7	17.8	0.134	11064	1815
16-Jan-09	1.0	5228.0	244.0	106.7	921	46.7	20.4	0.139	11308	1921
17-Jan-09	1.0	4971.8	220.0	91.7	891	44.2	18.4	0.144	11528	2013
18-Jan-09	1.0	4723.3	208.0	79.2	895	44.0	16.8	0.149	11736	2092
19-Jan-09	1.0	4525.5	214,0	91.7	900	47.3	20.3	0.153	11950	2184
20-Jan-09	1.0	4350.5	200.0	85.0	940	46.0	19.5	0.158	12150	2269
21-Jan-09	1.0	4204.5	200.0	65.0	898	47.6	15.5	0.162	12350	2334
22-Jan-09	1.0	4076.7	196.0	26.7	847	48.1	6.5	0.166	12546	2361
23-Jan-09	1.0	3991.2	188.0	133.3	848	47.1	33.4	0.170	12734	2494
24-Jan-09	1.0	3899.6	191.0	78.3	840	49.0	20.1	0.174	12925	2572
25-Jan-09	1.0	3798.6	188.0	83.3	813	49.5	21.9	0.178	13113	2656
26-Jan-09	1.0	3718.4	177.0	126.5	795	47.6	34.0	0.181	13290	2782
27-Jan-09	1.0	3633.3	180.0	72.5	806	49.5	20.0	0.185	13470	2855
28-Jan-09	1.0	3534.5	144.0	0.0	689	40.7	0.0	0.188	13614	2855
29-Jan-09	1.0	3477.2	166.0	67.5	898	47.7	19.4	0.192	13780	2922
30-Jan-09	1.0	3407.1	167.0	75.4	930	49.0	22.1	0.195	13947	2998
31-Jan-09	1.0	3277.7	153.0	25.0	761	46.7	7.6	0.199	14100	3023
1-Feb-09	1.0	3394.8	153.0	50.0	792	45.1	14.7	0.202	14253	3073
2-Feb-09	1.0	3302.7	156.0	41.6	853	47.2	12.6	0.205	14409	3114
3-Feb-09	1.0	3235.0	162.0	43.3	849	50.1	13.4	0.208	14571	3157

TABLE 6.0
December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN # 1 - Production History

Date	Days On Prod	Gas mcf	Rate Water bbls	Oil bbls	Tubing Pressure psig	WGR bbls/mmcf	Ratios CGR bbls/mmcf	Gas bcf	Cumulative Water bbls	Oil bbls
4-Feb-09	1.0	3149.4	164.0	40.0	786	52.1	12.7	0.212	14735	3197
5-Feb-09	1.0	3161.2	125.0	60.5	1100	39.5	19.1	0.215	14860	3258
6-Feb-09	1.0	2857.2	227.0	50.0	735	79.4	17.5	0.218	15087	3308
7-Feb-09	1.0	3091.0	156.0	38.3	783	50.5	12.4	0.221	15243	3346
8-Feb-09	1.0	3009.1	153.0	48.3	731	50.8	16.1	0.224	15396	3395
9-Feb-09	1.0	2999.1	147.0	28.3	713	49.0	9.4	0.227	15543	3423
10-Feb-09	1.0	2964.1	146.0	45.0	760	49.3	15.2	0.230	15689	3468
11-Feb-09	1.0	2909.1	142.0	45.0	782	48.8	15.5	0.233	15831	3513
12-Feb-09	1.0	2789.0	127.0	38.3	771	45.5	13.7	0.235	15958	3551
13-Feb-09	1.0	2777.5	140.0	40.0	766	50.4	14.4	0.238	16098	3591
14-Feb-09	1.0	2838.3	147.0	38.3	742	51.8	13.5	0.241	16245	3630
15-Feb-09	1.0	2787.4	131.0	39.7	755	47.0	14.2	0.244	16376	3669
16-Feb-09	1.0	2748.9	139.0	40.0	740	50.6	14.6	0.247	16515	3709
17-Feb-09	1.0	2721.9	138.0	43.3	729	50.7	15.9	0.249	16653	3753
18-Feb-09	1.0	2664.0	131.0	38.4	727	49.2	14.4	0.252	16784	3791
19-Feb-09	1.0	2640.7	131.0	40.0	817	49.6	15.1	0.255	16915	3831
20-Feb-09	1.0	2637.1	131.0	40.0	774	49.7	15.2	0.257	17046	3871
21-Feb-09	1.0	2579.3	127.0	40.0	824	49.2	15.5	0.260	17173	3911
22-Feb-09	1.0	2597.9	132.0	40.0	785	50.8	15.4	0.262	17305	3951
23-Feb-09	1.0	2562.2	125.0	31.7	782	48.8	12.4	0.265	17430	3983
24-Feb-09	1.0	2523.9	123.0	38.3	705	48.7	15.2	0.267	17553	4021
25-Feb-09	1.0	2510.2	124.0	41.7	711	49.4	16.6	0.270	17677	4063
26-Feb-09	1.0	2486.1	124.0	41.7	695	49.9	16.8	0.272	17801	4104
27-Feb-09	1.0	2458.3	129.0	40.0	725	52.5	16.3	0.275	17930	4144
28-Feb-09	1.0	2439.0	119.0	46.7	720	48.8	19.1	0.277	18049	4191
1-Mar-09	1.0	2430.8	152.0	2.3	720	62.5	0.9	0.280	18201	4193
2-Mar-09	1.0	2392.8	114.0	31.7	720	47.6	13.2	0.282	18315	4225
3-Mar-09	1.0	2347.8	112.0	36.7	763	47.7	15.6	0 285	18427	4262
4-Mar-09	1.0	2321.5	113.0	36.7	744	48.7	15.8	0.287	18540	4298
5-Mar-09	1.0	2309.9	120.0	43.3	730	52.0	18.8	0.289	18660	4342
6-Mar-09	1.0	2297.2	116.0	26.7	721	50.5	11.6	0.291	18776	4368
7-Mar-09	1.0	2289.4	109.0	41.2	707	47.6	18.0	0.294	18885	4410
8-Mar-09	1.0	2192.0	146.0	45.0	693	66.6	20.5	0.296	19031	4455
9-Mar-09	1.0	2224.6	111.0	38.3	712	49.9	17.2	0 298	19142	4493
10-Mar-09	1.0	2238,4	111.0	47.5	707	49.6	21.2	0.300	19253	4540
11-Mar-09	1.0	2210.9	112.0	35.0	764	50.7	15.8	0 303	19365	4575
12-Mar-09	1.0	2202.7	113.0	40.0	775	51.3	18.2	0.305	19478	4615
13-Mar-09	1.0	2184.5	119.3	38.3	770	54.6	17.5	0.307	19597	4654
14-Mar-09	1.0	2163.1	109.0	35.0	770	50.4	16.2	0.309	19706	4689
15-Mar-09	1.0	2101.4	121.0	21.7	780	57.6	10.3	0.311	19827	4710
16-Mar-09	1.0	2128.7	110.0	36.2	769	51.7	17.0	0.313	19937	4747
17-Mar-09	1.0	2104.3	105.0	31,7	765	49.9	15.0	0.316	20042	4778
18-Mar-09	1.0	2049.8	104.0	31.7	760	50.7	15.4	0.318	20146	4810
19-Mar-09	1.0	2087.3	124.0	8.3	774	59.4	4.0	0.320	20270	4818

TABLE 6.0
December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 - Production History

Date	Days On Prod	Gas mcf	Rate Water bbls	Oil bbls	Tubing Pressure psig	WGR bbis/mmcf	Ratios CGR bbls/mmcf	Gas bcf	Cumulative Water bbls	Oil bbls
20-Mar-09	1.0	2042.2	119.0	18.3	732	58.3	9.0	0.322	20389	4837
21-Mar-09	1.0	1689.8	55.0	13.3	689	32.5	7.9	0.323	20444	4850
22-Mar-09	1.0	1557.7	144 0	33.1	743	92.4	21.3	0.325	20588	4883
23-Mar-09	1.0	2159.8	109.0	45.0	717	50.5	20.8	0.327	20697	4928
24-Mar-09	1.0	2057.2	110.0	31.7	701	53.5	15.4	0.329	20807	4960
25-Mar-09	1.0	1981.7	113.0	40.8	714	57.0	20.6	0.331	20920	5001
26-Mar-09	1.0	1935.0	103.0	38.3	709	53.2	19.8	0.333	21023	5039
27-Mar-09	1.0	1964.8	109.0	43.3	742	55.5	22.1	0.335	21132	5082
28-Mar-09	1.0	1965.3	107.0	31.7	784	54.4	16.1	0.337	21239	5114
29-Mar-09	1.0	1965.5	101.0	31 7	785	51.4	16.1	0.339	21340	5146
30-Mar-00	1.0	1931.4	100.0	36.7	775	51.8	19.0	0.341	21440	5182
31-Mar-09	1.0	1905.1	123.0	38.3	769	64.6	20.1	0343	21563	5221
1-Apr-09	1.0	1924.9	74.0	22.4	713	38.4	11.6	0.345	21637	5243
2-Apr-09	1.0	1891.5	100.0	33.3	751	52.9	17.6	0.347	21737	5276
3-Apr-09	1.0	1621.8	40.0	13.3	674	24.7	8.2	0.348	21777	5290
4-Apr-09	1.0	1612.7	143.0	41.7	743	88.7	25.8	0.350	21920	5331
5-Apr-09	1.0	2049.2	96.0	31.7	757	46.8	15.5	0.352	22016	5363
6-Apr-09	1.0	1913.5	136.0	34.6	807	71.1	18.1	0.354	22152	5397
7-Apr-09	1.0	1880.7	96.0	31.7	790	51.0	16.8	0.356	22248	5429
8-Apr-09	1.0	1655.1	120.0	33.0	713	72.5	19.9	0.357	22368	5462
9-Apr-09	1.0	1709.8	40.0	15.0	631	23.4	8.8	0.359	22408	5477
10-Apr-09	0.1	136.7	0.0	0.0	1395	0.0	0.0	0.359	22408	5477
11-Apr-09	1.0	1583.1	122.0	33.3	853	77.1	21.1	0.361	22530	5510
12-Apr-09	1.0	1948.3	85.0	45.0	859	43.6	23.1	0.363	22615	5555
13-Apr-09	1.0	1873.5	92.0	31.7	884	49.1	16.9	0.365	22707	5587
14-Apr-09	1.0	1818.5	88.0	31.7	845	48.4	17.4	0.366	22795	5619
15-Apr-09	1.0	1704.9	80.0	28.1	932	46.9	16.5	0.368	22875	5647
16-Apr-09	1.0	1734.8	83.0	31.7	825	47.8	18.3	0.370	22958	5679
17-Apr-09	1.0	1727.7	91.0	25.0	820	52.7	14.5	0.372	23049	5704
18-Apr-09	1.0	1724.7	112.0	33.3	835	64.9	19.3	0.373	23161	5737
19-Apr-09	1.0	1717.6	90.0	23.3	860	52.4	13.6	0.375	23251	5760
20-Apr-09	1.0	1697.0	96.0	22.5	847	56.6	13.3	0.377	23347	5783
21-Apr-09	1.0	1674.0	114.0	32.1	834	68.1	19.2	0.378	23461	5815
22-Apr-09	1.0	1660.4	86.0	26.7	817	51.8	16.1	0.380	23547	5841
23-Apr-09	1.0	1693.9	97.0	33.3	791	57.3	19.7	0.382	23644	5875
24-Apr-09	1 0	1657.5	107.0	30.0	782	64.6	18.1	0.383	23751	5905
25-Apr-09	1 0	1671.5	90.0	26.7	785	53.8	16.0	0.385	23841	5931
26-Apr-09	1 0	1634.0	109.0	28.3	790	66.7	17.3	0.387	23950	5960
27-Apr-09	1.0	1637.9	95.0	30.0	784	58.0	18.3	0.388	24045	5990
28-Apr-09	1.0	1672.3	84.0	27.1	787	50.2	16.2	0.390	24129	6017
29-Apr-09	1.0	1618.0	85.0	30.0	788	52.5	18.5	0.392	24214	6047
30-Apr-09	1.0	1638.8	87.0	25.0	779	53,1	15.3	0.393	24301	6072
1-May-09	1.0	1593.1	96.0	30.0	784	60.3	18.8	0.395	24397	6102
2-May-09	1.0	1581.2	87.0	28.3	786	55.0	17.9	0.396	24484	6130

Table 6.0
December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 - Production History
Date	Days On Prod	Gas mcf	Rate Water bbls	Oil bbls	Tubing Pressure psig	WGR bbls/mmcf	Ratios CGR bbls/mmcf	Gas bcf	Cumulative Water bbls	Oil bbls
3-May-09	1.0	1601.6	93.0	25.8	807	58.1	16.1	0.398	24577	6156
4-May-09	1.0	1602.6	69.0	23.3	790	43.1	14.6	0.400	24646	6179
5-May-09	0.3	474.3	0.0	0.0	0	0.0	0.0	0.400	24646	6179
6-May-09	0,0	0.0	0.0	0.0	0	0.0	0.0	0.400	24646	6179
7-May-09	0.0	0.0	0.0	0.0	0	0.0	0.0	0.400	24646	6179
8-May-09	0.0	0.0	0.0	0.0	0	0.0	0.0	0.400	24646	6179
9-May-09	0.0	0.0	0.0	0.0	1000	0.0	0.0	0.400	24646	6179
10-May-09	0.6	992.5	135.0	30.0	1150	136.0	30.2	0.401	24781	6209
11-May-09	1.0	1603.9	173.0	30.0	1150	107.9	18.7	0.403	24954	6239
12-May-09	1.0	1681.3	144.0	30.0	1100	85.6	17.8	0.404	25098	6269
13-May-09	1.0	1683.6	119.0	36.6	900	70.7	21.7	0.406	25217	6306
14-May-09	1.0	1676.5	163.0	33.3	850	97.2	19.9	0.408	25380	6339
15-May-09	1.0	1658.9	97.0	31.7	800	58.5	19.1	0.409	25477	6371
16-May-09	1.0	1650.1	130.0	30.0	800	78.8	18.2	0.411	25607	6401
17-May-09	1.0	1619.4	150.0	21.7	750	92.6	13.4	0.413	25757	6423
18-May-09	1.0	1606.4	126.0	41.7	730	78.4	25.9	0.414	25883	6464
19-May-09	1.0	1595.9	130.0	26.7	730	81.5	16.7	0.416	26013	6491
20-May-09	1.0	1588.4	125.0	32.2	730	78.7	20.3	0.418	26138	6523
21-May-09	1.0	1579.8	89.0	31.7	725	56.3	20.0	0.419	26227	6555
22-May-09	1.0	1575.4	118.0	30.0	725	74.9	19.0	0.421	26345	6585
23-May-09	1.0	1584.9	98.0	30.0	725	61.8	18.9	0.422	26443	6615
24-May-09	1.0	1581.2	89.0	28.3	740	56.3	17.9	0.424	26532	6643
25-May-09	1.0	1578.7	89.0	28.3	740	56.4	17.9	0.425	26621	6671
26-May-09	1.0	1566.8	92.0	30.0	740	58.7	19.1	0.427	26713	6701
27-May-09	1.0	1557.5	96.0	31.1	740	61.6	20.0	4.429	26809	6733
28-May-09	1.0	1549.1	70.0	28.3	750	45.2	18.3	0.430	26879	6761
29-May-09	1.0	1538.1	84.0	28.3	769	54.6	18.4	0.432	26963	6789
30-May-09	1.0	1531.5	80.0	28.3	770	52.2	18.5	0.433	27043	6818
31-May-09	1.0	1523.3	70.0	28.3	776	46.0	18.6	0.435	27113	6846
1-Jun-09	1.0	1521.7	53.0	28.3	773	34.8	18.6	0.436	27166	6874
2-Jun-09	1.0	1518.3	97.0	27.5	773	63.9	18.1	0.438	27263	6902
3-Jun-09	1.0	1509.8	80.0	26.7	772	53.0	17.7	0.439	27343	6928
4-Jun-09	1.0	1502.8	54.0	28.3	772	55.9	18.9	0.441	27427	6957
5-Jun-09	1.0	1496.4	81.0	28.3	794	54.1	18.9	0.442	27508	6985
6-Jun-09	1.0	1490.1	83.0	21.7	750	55.7	14.5	0.444	27591	7007
7-Jun-09	1.0	1479,4	79.0	27.8	751	53.4	18.8	0.445	27670	7034
8-Jun-09	1.0	1479.9	80.0	28.3	754	54.1	19.1	0.447	27750	7063
9-Jun-09	1.0	1472.6	77.0	25.0	748	52.3	17.0	0.448	27827	7088
10-Jun-09	1.0	1465.3	80.0	26.7	738	54.6	18.2	0.450	27907	7114
11-Jun-09	1.0	1457.0	83.0	26.7	733	57.0	18.3	0.451	27990	7141
12-Jun-09	1.0	1456.5	77.0	21.7	731	52.9	14.9	0.453	28067	7163
13-Jun-09	1.0	1451.0	103.0	27.5	734	71.0	19.0	0.454	28170	7190
14-Jun-09	1.0	1444.9	80.0	24.7	741	55.4	17.1	0.455	28250	7215
15-Jun-09	1.0	14371	73.0	25.0	746	50.8	17.4	0.457	28323	7240

Table 6.0

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 - Production History
	Days	Rate			Tubing	Ratios		Cumulative
	On	Gas	Water	Oil	Pressure	WGR	CGR	Gas	Water	Oil
Date	Prod	mcf	bbls	bbls	psif	bbls/mmcf	bbls/mmcf	bcf	bbls	bbls
16-Jun-09	1.0	1433.2	77.0	25.0	749	53.7	17.4	0.458	28400	7265
17-Jun-09	1.0	1368.5	73.0	23.3	756	53.3	17.0	0.460	28473	7288
18-Jun-09	1.0	1371.7	74.0	25.0	762	53.9	18.2	0.461	28547	7313
19-Jun-09	1.0	1424.6	76.0	25.0	762	53.3	17.5	0.462	28623	7338
20-Jun-09	1.0	1420.4	80.0	23.3	765	56.3	16.4	0.464	28703	7362
21-Jun-09	1.0	1420.8	74.0	25.0	767	52.1	17.6	0.465	28777	7387
22-Jun-09	0.0	0.0	0.0	0.0	767	0.0	0.0	0.465	28777	7387
23-Jun-09	0.0	0.0	0.0	0.0	0	0.0	0.0	0.465	28777	7387

TABLE 6.0
December 22, 2009

Property: Greater Garwpod, Cochran #1 COACH CAPITAL LLC

Economic Evaluation

The Greater Garwood asset is currently in the initial phase of exploration and development.  The prospect is a high grade prospect with considerable exploration opportunity as verified by the drilling results of the Cochran #1 well.  However, this initial well has come in on the lower end of the original projected production scenarios.  Furthermore, the current North American market for natural gas is extremely bearish, with gas supply and storage greatly exceeding demand.  Gas prices are currently at extremely depressed levels and have been at similar levels for the best part of 2009.  The well has been on production since December 2008, generating revenues.

During this report preparation the accounting records of El Paso where briefly examined, this included both the drilling and completion AFE's and the cost centre for well — Cochran #1.  These accounting records were dated October 12, 2009, and are the closed AFE accounts.  Preliminary review suggests El Paso's accounts are in good order; however, further documentation is required on several accounts that accumulate to over $500,000.00 gross.

Economic Analysis

Economic analysis was conducted on the three development scenarios: (1) Cochran #1 Well, (2) North Lands Exploration Program, and (3) South Lands Development Program. A separate economic run was performed on each reserve classification within the development scenarios.

All economic runs are subject too the following conditions: (A) No historical costs or the above delinquency amount burdening the economic values, (B) Projected timelines, drilling schedules, drilling and completion costs are estimates only and have not been reviewed or approved by El Paso, (C) Evaluation date January 1, 2009.

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

	P90	P90
	Producing	Proved	P50	P10
COCHRAN #1 WELL
Basis Parameters
Gas Shrinkage	7%	7%	7%	7%
Liquids to Gas Ratio (bbls/mmcf)	18	18	18	18
Freehold Royalty	25%	25%	25%	25%
Texas State Tax	7.5%	7.5%	7.5%	7.5%
Tight Gas State Tax Exempt	Not applied	Applied	Applied	Applied
Producing Well Count	1	1	1	1
Operating Costs
Variable Costs ($/mcf)	0.30	0.30	0.30	0.30
Fixed Costs ($/month/well)	5.000	5,000	5.000	5.000
Commodity Price Forecast
Sales Gas	GLJ	GLJ	GLJ	GLJ
Natural Gas Liquids	GLJ	GLJ	GLJ	GLJ
	GLJ	GLJ	GLJ	GLJ
*GLI - Appendix 2.0
Net Capital Investment Required (M$)
New Wells	0	0	0	0
Drilling/Equip	0	0	0	0
CornpletionslWorkovers	0	0	149	149
Facilities/Compression	0	75	75	0

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

	P90	P90
	Producing	Proved	P50	P10
SOUTH LANDS DEVELOPOMENT PROGRAM 13900' Sands
Basis Parameters
Gas Shrinkage	7%	7%	7%	7%
Liquids to Gas Ratio (bbls/mmcf)	18	18	18	18
Freehold Royalty	25%	25%	25%	25%
Texas State Tax	7.5%	7.5%	7.5%	7.5%
Tight Gas State Tax Exempt	Not applied	Applied	Applied	Applied
Producing Well Count	1	1	1	1
Operating Costs
Variable Costs ($/mcf)	0.30	0.30	0.30	0.30
Fixed Costs ($/month/well)	5,000	5,000	5,000	5,000
Commodity Price Forecast
Sales Gas	GLJ	GLJ	GLJ	GLJ
Natural Gas Liquids	GLJ	GLJ	GLJ	GLJ
*GLJ - Appendix 2.0
Net Capital Investment Required (M$)
New Wells	0	0	0	3
Drilling/Equip	0	0	0	3,129
Completions/Workovers	0	0	149	149
Facilities/Compression	0	75	75	298

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

	P90	P90
	Producing	Proved	P50	P10
NORTH LANDS EXPLORATION PROGRAM 13900' Sands & Pinoak Deeper Sands
Basis Parameters
Gas Shrinkage	7%	7%	7%	7%
Liguids to Gas Ratio (bbls/mmcf)	12	12	12	12
Freehold Royalty	25%	25%	25%	25%
Texas State Tax	7.5%`	7.5%	7.5%	7.5%
Tight Gas State Tax Exempt	Applied	Applied	Applied	Applied
Producing Well Count	0	0	0	0
Operating Costs
Variable Costs ($/mcf)	0.30	0.30	0.30	0.30
Fixed Costs ($/month/well)	5,000	5,000	5,000	5,000
Commodity Price Forecast
Sales Gas	GLJ	GLJ	GLJ	GLJ
Natural Gas Liquids	GLJ	GLJ	GLJ	GLJ
*GLJ-Appendix 2.0
Net Capital Investment Required (M$)
New Wells	0	0	0	4
Drilling/Equip	0	0	0	5,960
Completions/Workovers	0	0	0	0
Facilities/Compression	0	0	0	0

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

NORTH LANDS - GREATER GARWOOD PROSPECT

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
					GLJ Petroleum					Texas
		Gross Volumes			Consultants		Gross	Royalties	Operating	Tax	Undiscounted		Working	Well
				Natural
				Gas	Nymex	WTI				Oil &
		Sales Gas		Liquids	Gas	Crude	Oil & Gas	Freehold	Expense	Gas	Gross	Net	Net	Count
		Rate	Cum.	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(mmcf/day)	(bcf)	(bbls)	($/smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)
1	2009	0.00	0.00	0	5.95	43.00	$0	$0	$0	$0	$0	$0	$0	0
2	2009	0.00	0.00	0	4.35	43.00	$0	$0	$0	$0	$0	$0	$0	0
3	2009	0.00	0.00	0	4.48	43.00	$0	$0	$0	$0	$0	$0	$0	0
4	2009	0.00	0.00	0	3.83	59.39	$0	$0	$0	$0	$0	$0	$0	0
5	2009	0.00	0.00	0	3.83	59.39	$0	$0	$0	$0	$0	$0	$0	0
6	2009	0.00	0.00	0	3.83	59.39	$0	$0	$0	$0	$0	$0	$0	0
7	2009	0.00	0.00	0	3.83	70.00	$0	$0	$0	$0	$0	$0	$0	0
8	2009	0.00	0.00	0	3.83	70.00	$0	$0	$0	$0	$0	$0	$0	0
9	2009	0.00	0.00	0	3.83	70.00	$0	$0	$0	$0	$0	$0	$0	0
10	2009	0.00	0.00	0	4.45	70.00	$0	$0	$0	$0	$0	$0	$0	0
11	2009	0.00	0.00	0	4.45	70.00	$0	$0	$0	$0	$0	$0	$0	0
12	2010	0.00	0.00	0	4.45	70.00	$0	$0	$0	$0	$0	$0	$0	0
1	2010	17.85	0.54	6.908	6.25	72.00	$3,844	$961	$178	$0	$2,705	$403	$1.490	1
2	2010	12.20	0.90	4,723	6.25	72.00	$2,628	$657	$123	$0	$1,848	$275	$0	1
3	2010	9.90	1.20	3,832	6.25	72.00	$2,132	$533	$101	$106	$1,392	$207	$0	1
4	2010	8.55	1.45	3.310	6.25	72,00	$1,842	$480	$88	$92	$1,202	$179	$0	1
5	2010	7.64	1.68	2.957	6.25	72.00	$1,645	$411	$79	$82	$1,073	$160	$0	1
6	2010	6.97	1.89	2.697	6.25	72.00	$1,501	$375	$72	$75	$978	$146	$0	1
7	2010	24.29	2.62	9,405	6.25	72.00	$5.232	$1,308	$245	$69	$3,610	$538	$1,490	2
8	2010	18.23	3.17	7,057	6.25	72.00	$3,927	$962	$186	$65	$2,694	$401	$0	2
9	2010	15.58	3.64	6,032	6.25	72.00	$3,356	$839	$161	$167	$2.189	$326	$0	2
10	2010	13.94	4.05	5,397	6.25	72.00	$3,003	$751	$145	$150	$1,958	$292	$0	2
11	2010	12.78	4.44	4.946	6.25	72.00	$2,752	$688	$134	$137	$1,793	$267	$0	2
12	2011	11.87	4.82	4,912	6.25	72.00	$2,733	$683	$133	$135	$1,781	$265	$0	2
1	2011	28.99	5.69	11.222	7.00	75.00	$6,930	$1,732	$296	$134	$4,768	$710	$1,490	3
2	2011	22.76	6.37	8,810	7.00	75.00	$5.440	$1,360	$235	$274	$3,571	$532	$0	3
3	2011	19.96	6.97	7,725	7.00	75.00	$4,770	$1,193	$208	$240	$3,130	$466	$0	3
4	2011	18.18	7.52	7,037	7.00	75.00	$4,346	$1,086	$191	$219	$2,850	$425	$0	3
5	2011	16.89	8.02	6,538	7.00	75.00	$4,037	$1,009	$178	$203	$2,646	$394	$0	3
6	2011	15.87	8.52	6.459	7 00	75.00	$3,988	997	$176	$201	$2,614	$390	$0	3
7	2011	32.88	9.51	12,729	7.00	75.00	$7,860	1.965	$338	$181	$5,376	$801	$1.490	4
8	2011	26.55	10.31	10,278	7.00	75.00	$6,347	$1,587	$277	$319	$4,164	$620	30	4
9	2011	23.66	11.02	9.159	7.00	75.00	$5.655	$1,414	$249	$285	$3,708	$553	$0	4
10	2011	21.80	11.67	8,438	7.00	75.00	$5,210	$1,303	$231	$262	$3,415	$509	$0	4
11	2011	20.43	12.28	7,908	7.00	75.00	$4.883	$1,221	$218	$245	$3,199	$477	$0	4
12	2012	19.33	12.90	8,021	7.00	75.00	$4,953	$1,238	$221	$249	$3,245	$484	$0	4
1	2012	18.42	13.46	7,130	7.50	80.00	$4,715	$1.179	$198	$238	$3,100	$462	$0	4
2	2012	17.67	13.99	6,840	7.50	80.00	$4,523	$1,131	$191	$228	$2,973	$443	$0	4
3	2012	17.02	14.50	6,588	7.50	80.00	$4.356	$1,089	$185	$220	2,863	$427	$0	4
4	2012	16.45	14.99	6,366	7.50	80.00	$4,209	$1,052	$179	$212	$2,766	$412	$0	4
5	2012	15.93	15.47	6,168	7.50	80 00	$4,079	$1,020	$174	$206	$2,679	$399	$0	4
6	2012	15.45	15.97	6,520	7.50	80.00	$4,312	$1,078	$183	$217	$2,833	$422	$0	4

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

SOUTH LANDS - GREATER GARWOOD PROSPECT

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
					GLJ Petroleum					Texas
		Gross Volumes			Consultants		Gross	Royalties	Operating	Tax	Undiscounted		Working	Well
				Natural
				Gas	Nymex	WTI				Oil &
		Sales Gas		Liquids	Gas	Crude	Oil & Gas	Freehold	Expense	Gas	Gross	Net	Net	Count
		Rate	Cum.	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(mmcf/day)	(bcf)	(bbls)	($/smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)
1	2009	4.03	0.12	2.340	5.95	43.00	$820	$205	$44	$41	$530	$79	$ o	1
2	2009	2.47	0.19	1.434	4.35	43.00	$384	$96	$29	$18	$241	$36	$0	1
3	2009	1.95	0.25	1,135	4.48	43.00	$311	$78	$24	$15	$195	$29	$0	1
4	2009	1.67	0.30	969	3.83	59.39	$249	$62	$21	$11	$155	$23	$0	1
5	2009	1.48	0.35	860	3.83	59.39	$221	$55	$19	$10	$137	$20	$0	1
6	2009	1.34	0.39	781	3.83	59.39	$201	$50	$18	$9	$124	$18	$0	1
7	2009	1.24	0.43	720	3.83	70.00	$193	$48	$17	$8	$119	$18	$0	1
8	2009	1.16	0.46	672	3.83	70.00	$180	$45	$16	$8	$111	$17	$0	1
9	2009	1.09	0.49	632	3.83	70.00	$169	$42	$16	$7	$104	$16	$0	1
10	2009	1.03	0.52	599	4.45	70.00	$180	$45	$15	$8	$112	$17	$0	1
11	2009	0.98	0.55	570	4.45	70.00	$171	$43	$15	$8	$108	$16	$0	1
12	2010	0.94	0.59	634	4.45	70.00	$190	$48	$16	$0	$127	$19	$0	1
1	2010	8.97	0.86	5,206	6.25	72.00	$2,056	$514	$97	$0	$1,445	$215	$1.192	2
2	2010	6.06	1.04	3,521	6.25	72.00	$1,391	$348	$69	$0	$974	$145	$0	2
3	2010	5.07	1.19	2,946	6.25	72.00	$1.163	$291	$59	$0	$813	$121	$0	2
4	2010	4.51	1.32	2,616	6.25	72.00	$1,033	$258	$54	$0	$721	$107	$0	2
5	2010	4.12	1.45	2,392	6.25	72.00	$945	$236	$50	$0	$659	$98	$0	2
6	2010	3.83	1.56	2,225	6.25	72.00	$879	$220	$47	$42	$570	$85	$0	2
7	2010	10.94	1.89	6,353	6.25	72.00	$2,509	$627	$121	$40	$1,721	5256	$1,043	3
8	2010	7.91	2.13	4,595	6.25	72.00	$1,815	$454	$92	$38	$1,232	$184	$0	3
9	2010	6.82	2.33	3,960	6.25	72.00	$1.564	$391	$81	$36	$1,056	$157	$0	3
10	2010	6.17	2.52	3,580	6.25	72.00	$1,414	$353	$75	$34	$951	$142	$0	3
11	2010	5.71	2.69	3.314	6.25	72.00	$1,309	$327	$70	$33	$878	$131	$0	3
12	2011	5.35	2.86	3,386	6.25	72.00	$1,337	$334	$71	$65	$887	$129	$0	3
1	2011	12.39	3.24	7,197	7.00	75 00	$3,143	$786	$140	$63	$2.154	$321	$1.043	4
2	2011	9.32	3.52	5,411	7.00	75.00	$2,363	$591	$110	$60	$1.602	$239	$0	4
3	2011	8.18	3.76	4,751	7.00	75.00	$2,074	$519	$99	$57	$1,400	$209	$0	4
4	2011	7.49	3.99	4,348	7.00	75.00	$1,899	$475	$92	$55	$1,277	$190	$0	4
5	2011	6.99	4.20	4,061	7.00	75.00	$1,773	$443	$88	$87	$1,156	$172	$0	4
6	2011	6.60	4.40	4,000	7.00	75.00	$1,747	$437	$87	$85	$1,138	$170	$0	4
7	2011	6.29	4.59	3.650	7.00	75,00	$1,594	$399	$81	$78	$1,037	$155	$0	4
8	2011	6.02	4.77	3,498	7.00	75.00	$1,528	$382	$78	$74	$993	$148	$0	4
9	2011	5.80	4.95	3,367	7.00	75.00	$1,470	$368	$76	$72	$955	$142	$0	4
10	2011	5.60	5.11	3,252	7.00	75.00	$1,420	$355	$74	$69	$922	$137	$0	4
11	2011	5.43	5.28	3,150	7.00	75.00	$1,376	$344	$73	$67	$892	$133	$0	4
12	2012	5.26	5.45	3,428	7.00	75.00	$1,497	$374	$77	$73	$973	$145	$0	4
1	2012	5.11	5.61	2,966	7.50	80.00	$1,385	$347	$69	$68	$903	$135	$0	4
2	2012	4.98	5.76	2,891	7.50	80.00	$1,351	$338	$68	$66	$879	$131	$0	4
3	2012	4.87	5.90	2.829	7.50	80.00	$1,322	$331	$67	$64	$860	$128	$0	4
4	2012	5.12	6.06	2,972	7.50	80.00	$1,369	$347	$70	$68	$905	$135	$75	4
5	2012	5.01	6.21	2,910	7.50	80.00	$1,360	$340	$69	$66	$885	$132	$0	4
6	2012	4.91	6.36	2.967	7.50	80.00	$1,387	$347	$69	$68	$903	$135	$0	4

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL P90 - Proven Producing

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
					GLJ Petroleum					Texas
		Gross Volumes			Consultants		Gross	Royalties	Operating	Tax	Undiscounted		Working	Well
				Natural
				Gas	hymen	WTI				Oil &
		Sates Gas		Liquids	Gas	Crude	Oil & Gas	Freehold	Expense	Gas	Gross	Net	Net	Count
		Rate	Gum.	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(mmcf/day)	(bcf)	(bbls)	($/smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)
1	2009	4.03	0.12	2,340	5.95	43.00	$820	$205	$44	$41	$530	$79	$0	1
2	2009	2.47	0.19	1,434	4.35	43.00	$384	$96	$29	$18	$241	$36	$0	1
3	2009	1.95	0.25	1,135	4.48	43.00	$311	$78	$24	$15	$195	$29	$0	1
4	2009	1.67	0.30	969	3.83	59.39	$249	$62	$21	$11	$155	$23	$0	1
5	2009	1.48	0.35	860	3.83	59.39	$221	$55	$19	$10	$137	$20	$0	1
6	2009	1.34	0.39	781	3.83	59.39	$201	$50	$18	$9	$124	$18	$0	1
7	2009	1.24	0.43	720	3.83	70.00	$193	$48	$17	$8	$119	$18	$0	1
8	2009	1.16	0.46	672	3.83	70.00	$180	$45	$16	$8	$111	$17	$0	1
9	2009	1.09	0.49	632	3.83	70.00	$169	$42	$16	$7	$104	$16	$0	1
10	2009	1.03	0.52	599	4.45	70.00	$180	$45	$15	$8	$112	$17	$0	1
11	2009	0.98	0.55	570	4.45	70.00	$171	$43	$15	$8	$106	$16	$0	1
12	2010	0.94	0.59	634	4.45	70.00	$190	$48	$16	$0	$127	$19	$0	1
1	2010	0.90	0.61	520	6.25	72.00	$205	$51	$14	$0	$140	$21	$0	1
2	2010	0.86	0.64	501	6.25	72.00	$198	$49	$13	$0	$135	$20	$0	1
3	2010	0.83	0.66	484	6.25	72.00	$191	$48	$13	$0	$130	$19	$0	1
4	2010	0.81	0.69	469	6.25	72.00	$185	$46	$13	$0	$126	$19	$0	1
5	2010	0.78	0.71	455	6.25	72.00	$179	$45	$13	$0	$122	$18	$0	1
6	2010	0.76	0.73	442	6.25	72.00	$174	$44	$12	$0	$118	$18	$0	1
7	2010	0.74	0.76	430	6.25	72.00	$170	$42	$12	$0	$115	$17	$0	1
8	2010	0.72	0.78	419	6.25	72.00	$165	$41	$12	$0	$112	$17	$0	1
9	2010	0.70	0.80	409	6.25	72.00	$161	$40	$12	$0	$109	$16	$0	1
10	2010	0.69	0.82	399	6.25	72.00	$158	$39	$12	$0	$107	$16	$0	1
11	2010	0.67	0.84	390	6.25	72.00	$154	$39	$12	$7	$97	$14	$0	1
12	2011	0.66	0.86	445	6.25	72.00	$176	$44	$12	$8	$111	$17	$0	1
1	2011	0.64	0.88	373	7.00	75.00	$163	$41	$11	$8	$103	$15	$0	1
2	2011	0.63	0.90	366	7.00	75.00	$160	$40	$11	$8	$101	$15	$0	1
3	2011	0.62	0.92	359	7.00	75.00	$157	$39	$11	$7	$99	$15	$0	1
4	2011	0.61	0.94	353	7.00	75.00	$154	$39	$11	$7	$97	$15	$0	1
5	2011	0.60	0.96	347	7.00	75.00	$151	$38	$11	$7	$96	$14	$0	1
6	2011	0.59	0.97	341	7.00	75.00	$149	$37	$11	$7	$94	$14	$0	1
7	2011	0.58	0.99	335	7.00	75.00	$146	$37	$11	$7	$92	$14	$0	1
8	2011	0.57	1.01	330	7.00	75.00	$144	$36	$10	$7	$91	$14	$0	1
9	2011	0.56	1.02	325	7.00	75.00	$142	$35	$10	$7	$89	$13	$0	1
10	2011	0.55	1.04	320	7.00	75.00	$140	$35	$10	$7	$88	$13	$0	1
11	2011	0.54	1.06	316	7.00	75.00	$138	$34	$10	$6	$87	$13	$0	1
12	2012	0.54	1.08	363	7.00	75.00	$158	$40	$11	$7	$100	$15	$0	1
1	2012	0.53	1.09	306	7.50	80.00	$143	$36	$10	$7	$90	$13	$0	1
2	2012	0.52	1.11	302	7.50	80.00	$141	$35	$10	$7	$89	$13	$0	1
3	2012	0.51	1.12	298	7.50	80.00	$139	$35	$10	$7	$88	$13	$0	1
4	2012	0.51	1.14	295	7.50	80.00	$138	$34	$10	$6	$87	$13	$0	1
5	2012	0.50	1.15	291	7.50	80.00	$136	$34	$10	$6	$86	$13	$0	1
6	2012	0.50	1.17	288	7.50	80.00	$134	$34	$10	$6	$85	$13	$0	1

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL P90 - Proven Producing Undeveloped

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
		Gross Volumes			GLJ Petroleum Consultants		Gross	Royalties	Operating	Texas Tax	Undiscounted		Working	Well
				Natural Gas	Nymex	WTI				Oil &
		Sales Gas		Liquids	Gas	Crude	Oil & Gas	Freehold	Expense	Gas	Gross	Net	Net	Count
		Rate	Cum,	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(rnmcf/day)	(bcf)	(bbls)	($smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)
1	2009	4.03	0.12	2,340	5.95	41.00	$820	$205	$44	$41	$530	$79	$0	1
2	2009	2.47	0.19	1,434	4.35	43.00	$384	$96	$29	$18	$241	$36	$0	1
3	2009	1.95	0.25	1,135	4.48	43.00	$311	$78	$24	$15	$195	$29	$0	1
4	2009	1.67	0.30	969	3.83	59.39	$249	$62	$21	$11	$155	$23	$0	1
5	2009	1.48	0.35	860	3.83	59.39	$221	$55	$19	$10	$137	$20	$0	1
6	2009	1.34	0.39	781	3.83	59.39	$201	$50	$18	$9	$124	$18	$0	1
7	2009	1.24	0.43	720	3.83	70.00	$193	$48	$17	$8	$119	$18	$0	1
8	2009	1.16	0.46	672	3.83	70.00	$180	$45	$16	$8	$111	$17	$0	1
9	2009	1.09	0.49	632	3.83	70.00	$169	$42	$16	$7	$104	$16	$0	1
10	2009	1.03	0.52	599	4.45	70.00	$180	$45	$15	$8	$112	$17	$0	1
11	2009	0.98	0.55	570	4.45	70.00	$171	$43	$15	$8	$106	$16	$0	1
12	2010	0.95	0.59	641	4.45	70.00	$192	$48	$16	$0	$129	$19	$0	1
1	2010	1.25	0.62	728	6.25	72.00	$288	$72	$17	$0	$199	$30	$75	1
2	2010	1.21	0.66	702	6.25	72.00	$277	$69	$17	$0	$191	$28	$0	1
3	2010	1.17	0.70	678	6.25	72.00	$268	$67	$16	$0	$184	$27	$0	1
4	2010	1.13	0.73	656	6.25	72.00	$259	$65	$16	$0	$178	$27	$0	1
5	2010	1.10	0.76	636	6.25	72.00	$251	$63	$16	$0	$173	$26	$0	1
6	2010	1.06	0.79	618	6.25	72.00	$244	$61	$15	$0	$168	$25	$0	1
7	2010	1.04	0.83	602	6.25	72.00	$238	$59	$15	$0	$163	$24	$0	1
8	2010	1.01	0.86	586	6.25	72.00	$232	$58	$15	$11	$148	$22	$0	1
9	2010	0.99	0.89	572	6.25	72.00	$226	$56	$15	$11	$144	$21	$0	1
10	2010	0.96	0.91	559	6.25	72.00	$221	$55	$14	$10	$141	$21	$0	1
11	2010	0.94	0.94	547	6.25	72.00	$216	$54	$14	$10	$138	$20	$0	1
12	2011	0.92	0.97	623	6.25	72.00	$246	$62	$15	$12	$157	$23	$0	1
1	2011	0.90	1.00	522	7.00	7500	$228	$57	$14	$11	$146	$22	$0	1
2	2011	0.88	1.03	512	7.00	75.00	$224	$56	$14	$11	$144	$21	$0	1
3	2011	0.87	1.05	503	7.00	75.00	$220	$55	$13	$11	$141	$21	$0	1
4	2011	0.85	1.08	494	7 00	75.00	$216	$54	$13	$10	$138	$21	$0	1
5	2011	0.84	1.10	485	7.00	75.00	$212	$53	$13	$10	$136	$20	$0	1
6	2011	0.82	1.13	477	7.00	75.00	$208	$52	$13	$10	$133	$20	$0	1
7	2011	0.81	1.15	469	7.00	75.00	$205	$51	$13	$10	$131	$20	$0	1
8	2011	0.80	1.18	462	7.00	75.00	$202	$50	$13	$10	$129	$19	$0	1
9	2011	0.78	1.20	455	7.00	75.00	$199	$50	$13	$9	$127	$19	$0	1
10	2011	0.77	1.22	448	7.00	75.00	$196	$49	$12	$9	$125	$19	$0	1
11	2011	0.76	1.25	442	7.00	75.00	$193	$48	$12	$9	$123	$18	$0	1
12	2012	0.75	1.27	508	7.00	75.00	$222	$55	$13	$11	$142	$21	$0	1
1	2012	0.74	1.30	429	7.50	80.00	$200	$50	$12	$10	$129	$19	$0	1
2	2012	0.73	1.32	423	7.50	80.00	$198	$49	$12	$9	$127	$19	$0	1
3	2012	0.72	1.34	418	7.50	80.00	$195	$49	$12	$9	$125	$19	$0	1
4	2012	0.71	1.36	412	7.50	80.00	$193	$48	$12	$9	$123	$18	$0	1
5	2012	0.70	1.38	407	7.50	80.00	$190	$48	$12	$9	$122	$18	$0	1
6	2012	0.69	1.40	403	7.50	80.00	$188	$47	$12	$9	$120	$18	$0	1

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL P50 - Proven + Probable

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
		Gross Volumes			Consultants		Gross	Royalties	GLJ Petroleum Operating	Texas Tax	Undiscounted		Working	Well
		Sales Gas		Natural Gas Liquids	Nymex Gas	VIM Crude	Oil a Gas	Freehold	Expense	Oil & Gas	Gross	Net	Net	Count
		Rate	Cum.	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(mmcf/day)	(bct)	(bbis)	($/smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)
1	2009	4.03	0.12	2,340	5.95	43.00	$820	$205	$44	$41	$530	$79	$0	1
2	2009	2.47	0.19	1.434	4.35	43.00	$384	$96	$29	$18	$241	$36	$0	1
3	2009	1.95	0.25	1,135	4.48	43.00	$311	$78	$24	$15	$195	$29	$0	1
4	2009	1.67	0.30	969	3.83	59.39	$249	$62	$21	$11	$155	$23	$0	1
5	2009	1.48	0.35	860	3.83	59.39	$221	$55	$19	$10	$137	$20	$0	1
6	2009	1.34	0.39	781	3.83	59.39	$201	$50	$18	$9	$124	$18	$0	1
7	2009	1.24	0.43	720	3.83	70.00	$193	$48	$17	$8	$119	$18	$0	1
8	2009	1.16	0.46	672	3.83	70.00	$180	$45	$16	$8	$111	$17	$0	1
9	2009	1.09	0.49	632	3.83	70.00	$169	$42	$16	$7	$104	$16	$0	1
10	2009	1.03	0.52	599	4.45	70.00	$180	$45	$15	$8	$112	$17	$0	1
11	2009	0.98	0.55	570	4.45	70.00	$171	$43	$15	$8	$106	$16	$0	1
12	2010	0.94	0.59	634	4.45	70.00	$190	$48	$16	$0	$127	$19	$150	1
1	2010	1.63	0.64	947	6.25	72.03	$374	$93	$21	$0	$260	$39	$149	1
2	2010	1.57	0.68	912	6.25	72.00	$360	$90	$20	$0	$250	$37	$0	1
3	2010	1.52	0.73	881	6.25	72.00	$348	$87	$20	$0	$241	$36	$0	1
4	2010	1.47	0.77	853	6.25	72.00	$337	$84	$19	$0	$233	$35	$0	1
5	2010	1.42	0.81	827	6.25	72.00	$327	$82	$19	$0	$226	$34	$0	1
6	2010	1.38	0.86	804	6.25	72.00	$317	$79	$18	$15	$204	$30	$0	1
7	2010	1.35	0 90	782	6.25	72.00	$309	$77	$18	$15	$199	$30	$0	1
8	2010	1.31	0.94	762	6.25	72.00	$301	$75	$18	$14	$194	$29	$0	1
9	2010	1.28	0.97	744	6.25	72.00	$294	$73	$17	$14	$189	$28	$0	1
10	2010	1.25	1.01	727	6 25	72 00	$287	$72	$17	$14	$184	$27	$0	1
11	2010	1.22	1.05	711	6.25	72.00	$286	$70	$17	$13	$180	$27	$0	1
12	2011	1.20	1.09	810	6.25	72.00	$320	$80	$19	$15	$206	$31	$0	1
1	2011	1.17	1.13	679	7.00	75.00	$297	$74	$16	$14	$192	$29	$0	1
2	2011	1.15	1.16	666	7.00	75,00	$291	$73	$16	$14	$188	$28	$0	1
3	2011	1.13	1.19	654	7.00	75.00	$285	$71	$16	$14	$184	$27	$0	1
4	2011	1.11	1.23	642	700	75.00	$280	$70	$16	$14	$181	$27	$0	1
5	2011	1.09	1.26	631	7.00	75.00	$275	$69	$16	$13	$178	$26	$0	1
6	2011	1.07	1.29	620	7.00	75.00	$271	$68	$15	$13	$175	$26	$0	1
7	2011	1.05	1.32	610	7.00	75.00	$266	$67	$15	$13	$172	$26	$0	1
8	2011	1.03	1.35	601	700	75.00	$262	$66	$15	$13	$169	$25	$0	1
9	2011	1.02	1.38	591	7.00	75.00	$258	$65	$15	$12	$166	$25	$0	1
10	2011	1.00	1.41	583	7.00	75.00	$254	$64	$15	$12	$164	$24	$0	1
11	2011	0.99	1.44	574	7.00	75.00	$251	$63	$15	$12	$161	$24	$0	1
12	2012	0.97	1.48	660	7.00	75.00	$288	$72	$16	$14	$186	$28	$0	1
1	2012	0.96	1.51	557	7.50	80.00	$261	$65	$14	$13	$168	$25	$0	1
2	2012	0.95	1.54	550	7.50	80.00	$257	$64	$14	$12	$166	$25	$0	1
3	2012	0.95	1.56	550	7.50	80 00	$257	$64	$14	$12	$166	$25	$0	1
4	2012	1.29	1 60	751	7.50	80.00	$351	$88	$18	$17	$229	$34	$75	1
5	2012	1.28	1.64	741	7.50	80.00	$347	$87	$17	$17	$226	$34	$0	1
6	2012	1.26	1.68	733	7.50	80.00	$342	$86	$17	$17	$223	$33	$0	1

December 22, 2009

Property: Greater Garwood, Cochran #1 COACH CAPITAL LLC

COCHRAN #1 WELL P10 - Proven + Probable

DATE		PRODUCTION SALES			PRODUCTION PRICE		REVENUE		BURDENS		CASH FLOW		CAPITAL
		Gross Volumes			GLJ Potroteum Consultants		Gross	Royalties	Operating	Texas Tax	Undiscounted		Working	Well
		Sales Gas		Natural Gas Liquids	Nymex Gas	WTI Crude	Oil & Gas	Freehold	Expense	Oil & Gas	Gross	Net	Net	Count
		Rate	Cum.	Monthly	Jul-09	Jul-09	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Month	Year	(mmcf/day)	(bcf)	(bbls)	($/smcf)	($/bbls)	($k)	($k)	($k)	($k)	($k)	($k)	($k)	1
1	2009	4.03	0.12	2,340	5.95	43.00	$820	$205	$44	$41	$530	$79	$0	1
2	2009	2.47	0.19	1,434	4.35	43.00	$384	$96	$29	$18	$241	$36	$0	1
3	2009	1.95	0.25	1,135	4.48	43.00	$311	$78	$24	$15	$195	$29	$0	1
4	2009	1.67	0.30	969	3.83	59.39	$249	$62	$21	$11	$155	$23	$0	1
5	2009	1.48	0.35	860	3.83	59.39	$221	$55	$19	$10	$137	$20	$0	1
6	2009	1.34	0.39	781	3.83	59.39	$201	$50	$18	$9	$124	$18	$0	1
7	2009	1.24	0.43	720	3.83	70.00	$193	$48	$17	$8	$119	$18	$0	1
8	2009	1.16	0.46	672	3.83	70.00	$180	$45	$16	$8	$111	$17	$0	1
9	2009	1.09	0.49	632	3.83	70.00	$169	$42	$16	$7	$104	$16	$0	1
10	2009	1.03	0.52	599	4.45	70,00	$180	$45	$15	$8	$112	$17	$0	1
11	2009	0.98	0.55	570	4.45	70.00	$171	$43	$15	$8	$106	$16	$0	1
12	2010	0.94	0.59	634	4.45	70.00	$190	$48	$16	$0	$127	$19	$0	1
1	2010	2.45	0.66	1.420	6.25	72.00	$561	$140	$29	$0	$392	$58	$149	1
2	2010	2.36	0.73	1,368	6,25	72.00	$540	$135	$28	$0	$377	$56	$0	1
3	2010	2.28	0.80	1,322	6.25	72.00	$522	$130	$27	$0	$364	$54	$0	1
4	2010	2.20	0.86	1,279	6.25	72.00	$505	$126	$26	$24	$328	$49	$0	1
5	2010	2.14	0.93	1,241	6.25	72.00	$490	$123	$26	$24	$318	$47	$0	1
6	2010	2.08	0.99	1,206	6.25	72.00	$476	$119	$25	$23	$309	$46	$0	1
7	2010	2.02	1.05	1,173	6.25	72.00	$463	$116	$25	$22	$301	$45	$0	1
8	2010	1.97	1.11	1,143	6.25	72.00	$452	$113	$24	$22	$293	$44	$0	1
9	2010	1.92	1.17	1,116	6.25	72.00	$441	$110	$24	$21	$286	$43	$0	1
10	2010	1.88	1.22	1,090	6 25	72.00	$430	$108	$23	$21	$279	$42	$0	1
11	2010	1.84	1.28	1,066	6.25	72.00	$421	$105	$23	$20	$273	$41	$0	1
12	2011	1.79	1.34	1,215	6.25	72.00	$480	$120	$25	$23	$311	$48	$0	1
1	2011	1.75	1.40	1,019	7,00	75.00	$445	$111	$22	$22	$290	$43	$0	1
2	2011	1.72	1.45	999	7.00	75.00	$436	$109	$22	$21	$284	$42	$0	1
3	2011	1.69	1.50	980	7.00	75.00	$428	$107	$21	$21	$279	$42	$0	1
4	2011	1.66	1.55	963	7,00	75.00	$420	$105	$21	$21	$274	$41	$0	1
5	2011	1.63	1.60	946	7.00	75.00	$413	$103	$21	$20	$269	$40	$0	1
6	2011	1.60	1.64	930	7.00	75.00	$406	$102	$21	$20	$264	$39	$0	1
7	2011	1.58	1.69	915	7.00	75.00	$400	$100	$20	$19	$260	$39	$0	1
8	2011	1.55	1.74	901	7.00	75.00	$393	$98	$20	$19	$256	$38	$0	1
9	2011	1.53	1.78	887	7.00	75.00	$387	$97	$20	$19	$252	$38	$0	1
10	2011	1.51	1.83	874	7.00	75.00	$382	$95	$20	$19	$248	$37	$0	1
11	2011	1.48	1.87	861	7.00	75.00	$376	$94	$19	$18	$244	$36	$0	1
12	2012	1.46	1.92	990	7.00	75.00	$432	$108	$21	$21	$282	$42	$0	1
1	2012	1.44	1.97	836	7.50	80.00	$391	$98	$19	$19	$255	$38	$0	1
2	2012	1.42	2.01	825	7.50	80.00	$386	$96	$19	$19	$252	$37	$0	1
3	2012	1.40	2.05	814	7.50	80.00	$381	$95	$19	$19	$248	$37	$0	1
4	2012	1.38	2.09	804	750	80.00	$376	$94	$18	$18	$245	$37	$0	1
5	2012	1.37	2.14	794	7.50	80.00	$371	$93	$18	$18	$242	$36	$0	1
6	2012	1.35	2.18	785	7.50	80.00	$367	$92	$18	$18	$239	$36	$0	1

APPENDIX 1.0